UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2018

CORINDUS VASCULAR ROBOTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37406	30-0687898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Waverley Oaks Road, Suite 105 Waltham, MA 02452
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (508) 653-3335

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indícate by check mark whether the registrant is an emerging growth Company as defined in Rule 405 of the Securities Act of 1933 (§ 230-405 of this chapter) or Rule 12v-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2018, the stockholders of Corindus Vascular Robotics, Inc. (the “Company”) approved, at the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”), the 2018 Stock Award Plan (the “Plan”). The Plan was previously adopted by the Company’s Board of Directors, subject to stockholder approval, and became effective upon the receipt of stockholder approval at the Annual Meeting.

A description of the terms and conditions of the Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2018 (the “Proxy Statement”), under the heading “Proposal 4: Approval of the Company’s 2018 Stock Award Plan” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the Plan, as amended, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company considered and voted on seven proposals, each of which was described in detail in the Proxy Statement. Of 188,787,381 shares of Common Stock, 1,000,000 shares of Series A Preferred Stock, and 10,400 shares of Series A-1 Preferred Stock issued and outstanding and eligible to vote as of the record date of April 25, 2018, 164,292,352 shares of Common Stock and 438,622 shares of Series A Preferred Stock and Series A-1 Preferred Stock (in each case, on an as-converted-to-common-for-voting-purposes basis) voted, representing 86.66% of the voting power of all shares entitled to vote at the Annual Meeting, which represented a quorum for the Annual Meeting.

At the Annual Meeting, the stockholders voted on proposals to: (1) elect three directors to hold office for three-year terms, (2) approve the Private Placement Proposal, (3) approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 250,000,000 to 350,000,000, (4) approve the Company’s 2018 Stock Award Plan, (5) approve by a non-binding advisory vote the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, (6) provide a non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers, and (7) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. All results include the Common Stock and Series A Preferred Stock and Series A-1 Preferred Stock (in each case, on an as-converted-to-common-for-voting-purposes basis), except for Proposal 2, the Private Placement Proposal, which does not include the Series A Preferred Stock and Series A-1 Preferred Stock, which were not eligible to vote on this proposal. More information on the proposals can be found in the Proxy Statement.

Proposal 1:

To elect three nominees to serve as the Company’s Class II Directors to hold office for a three-year term or until their respective successors are elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Jeffrey G. Gold	124,103,169	2,388,154	37,801,029
Campbell D. Rogers, M.D.	120,714,471	5,776,852	37,801,029
James R. Tobin	126,210,376	280,947	37,801,029

Proposal 2:

To approve the potential issuance of more than 37,565,800 shares of the Company’s Common Stock upon the conversion of shares of the Company’s Series A Convertible Preferred Stock, shares of the Company’s Series A-1 Convertible Preferred Stock issuable as dividends on the Series A Convertible Preferred Stock and Warrants to purchase the Company’s Common Stock, all of which were issued or are issuable pursuant to the Company’s 2018 Private Placement (Private Placement Proposal).

For	Against	Abstain	Broker Non-Votes
125,300,704	687,773	502,846	37,801,029

Proposal 3:

To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 250,000,000 shares to 350,000,000 shares.

For	Against	Abstain	Broker Non-Votes
156,411,040	6,701,698	1,179,614	-

Proposal 4:

To approve the Company’s 2018 Stock Award Plan.

For	Against	Abstain	Broker Non-Votes
123,953,065	2,434,783	103,475	37,801,029

Proposal 5:

To approve by a non-binding advisory vote the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (Say-on-pay).

For	Against	Abstain	Broker Non-Votes
124,058,133	2,299,712	133,478	37,801,029

Proposal 6:

To provide a non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers (Say-on-frequency).

3 Years	2 Years	1 Year	Abstain	Unvoted	Broker Non-Votes
6,899,400	236,211	117,869,415	-	1,486,297	37,801,029

Proposal 7:

To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstain	Broker Non-Votes
163,348,683	879,058	64,611	-

Each of the director nominees and proposals received the necessary votes in favor to be adopted by the Company’s stockholders at the Annual Meeting.

Board Decision Regarding Frequency of Shareholder Advisory Vote on Executive Compensation

Based on the voting results of the Annual Meeting, and its consideration of the appropriate voting frequency for the Company at this time, the Board of Directors of the Company has decided that the Company will include an annual advisory vote on named executive officer compensation in its proxy materials every year until such time as the next advisory vote is submitted to stockholders regarding the frequency of advisory votes on executive compensation or the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interest of stockholders.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
10.1	2018 Stock Award Plan*

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2018	CORINDUS VASCULAR ROBOTICS, INC.

	By:	/s/ Mark J. Toland
Mark J. Toland
Chief Executive Officer